                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   -------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                                   April 23, 1999


                                PURCHASESOFT, INC.
                                -------------------
                 (Exact Name of Registrant as Specified in Charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)

          0-11791                                      13-2897997
          -----------------------------------------------------------
         (Commission File Number)                    (IRS Employer
                                                   Identification No.)

                 7301 Ohms Lane, Suite 220, Edina, Minnesota  55439
              -------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)

                Registrant's telephone number, including area code:
                                   (612) 941-1500
                                   --------------

     ITEM 5.  OTHER EVENTS.

     PurchaseSoft, Inc. (the "Company") announced today that it elected to extend the expiration date of its rights offering from April 23, 1999 to April 30, 1999, 6:00 p.m., Eastern Daylight Time. A copy of the news release announcing the extension is filed as Exhibit 99.1 to this Report.



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          Exhibit
          Number    Description
          -------   -----------
          99.1      Press Release dated April 23, 1999



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PURCHASESOFT, INC.


                              By: /s/ Michael G. Kerrison
                                  ------------------------------------------
                              Name:     Michael G. Kerrison
                              Title:    Chairman and Chief Executive Officer


Dated:  April 23, 1999

                                 INDEX TO EXHIBITS

Exhibit
Number                   Description
-------                  -----------
99.1                     Press Release dated April 23, 1999